UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2022

Sage Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36544	27-4486580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 First Street Cambridge, MA	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 299-8380

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAGE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 8, 2022, Sage Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2022. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeffrey M. Jonas, M.D. has resigned as Chief Innovation Officer of the Company, effective November 8, 2022. Dr. Jonas will remain a member of the board of directors of the Company and will join as an outside non-employee member of the Company’s CNS Innovation Advisory Board (the “Advisory Board”), effective November 8, 2022.

On November 8, 2022, Dr. Jonas entered into a consulting agreement with the Company governing his services as a member of the Advisory Board (the “Jonas Consulting Agreement”). The Jonas Consulting Agreement provides that the Company will pay Dr. Jonas a retainer of $10,000 per quarter for such services and that Dr. Jonas will be eligible to receive COBRA contributions from the Company for a period of six months following the date of the Jonas Consulting Agreement. The Jonas Consulting Agreement terminates November 8, 2023 and automatically renews for successive one year terms, unless sooner terminated according to its terms.

The foregoing description of the terms of the Jonas Consulting Agreement is qualified in its entirety by reference to the full text of the Jonas Consulting Agreement, a copy of which the Company intends to file with the SEC as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Sage Therapeutics, Inc. on November 8, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2022		SAGE THERAPEUTICS, INC.

	By:	/s/ Jennifer Fitzpatrick
Jennifer Fitzpatrick
Vice President, Corporate Counsel